CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is made and entered into to be effective January 23rd, 2013 (the "Effective Date") by and between Millennium Medical Devices LLC. (the "Company") located at 400 Garden City Plaza, Suite 440, Garden City, NY 11530 and MedMart (the “Consultant”) located at 3994 Amboy Road, Staten Island, NY 10308.

WHEREAS:

A.	The Consultant has the professional business and industry expertise and experience to assist the Company;
B.	The Consultant is offering its services as a consultant to the Company;
C.	The Company desires to retain the Consultant as an independent consultant and to memorialize the Consultant's work for the Company by entering into this written Agreement;
D.	The parties agree that this Agreement reflects the entire understanding and agreements between the parties hereto and this Agreement shall supersede any and all agreements, written or oral, by and between the parties; and
E.	This Agreement shall be for a term of 36 months unless otherwise terminated as provided for herein.
F.	For the duration of this Agreement, Consultant shall give the Company rights of first refusal on any and all healthcare products identified by Consultant before such products may be offered into the general market place.

NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:

1.	DUTIES. The Company hereby engages the Consultant and the Consultant hereby accepts engagement as a consultant. It is understood and agreed, and it is the express intention of the parties to this Agreement, that the Consultant is an independent contractor, and not an employee or agent of the Company for any purpose whatsoever. Consultant shall perform all duties and obligations as described on Exhibit A hereto and agrees to be available at such times as may be scheduled by the Company. It is understood, however, that the Consultant will maintain Consultant's own business in addition to providing services to the Company. The Consultant agrees to promptly perform all services required of the Consultant hereunder in an efficient, professional, trustworthy and businesslike manner. A description of the Consultant's services are attached hereto as Exhibit A and incorporated by reference herein. In such capacity, Consultant will utilize only materials, reports, financial information or other documentation that is approved in writing in advance by the Company.

2.	CONSULTING SERVICES & COMPENSATION. The Consultant will be retained as a Consultant and independent contractor for the Company. For services rendered hereunder, the Consultant shall receive:

Each product proposal form presented by the Consultant and selected and contracted for distribution by the Company will be negotiated and must be fully executed and added and attached to this Agreement’s Exhibit B.

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On a product by product basis, for products properly presented by Consultant and selected and signed off for distribution by Company in Exhibit B, Consultant can earn up to [*] of GAAP EBITDA in cash commission on all such products and Consultant shall also earn stock based compensation in the form of either preferred stock, restricted common stock or warrants, which will be determined on product by product basis. Consultant shall be paid earned compensation on a quarterly basis and such payments shall survive this Agreement.

It is further acknowledged by the Consultant that certain criteria must be met and accepted by the Company for all products proposed. Each product proposed by the Consultant, on a product by product basis, must meet or exceed the following criteria; have obtained FDA approval, have obtained Medicare and commercial third-party payor approvals with related proven reimbursement and have initial product inventory along with product rollout working capital requirements completely and appropriately funded. Each product proposed, as provided for in Exhibit B, shall specifically state the compensation criteria to be met for that product.

Any and all compensation for each product as described in this Section 2, and on a product by product basis, shall become effective only upon full execution of an exclusive agreement for distribution of a product with the manufacturer and/or laboratory, a properly submitted and signed Product Proposal Form, as provided for in Exhibit B, and the complete, appropriate and acceptable funding of all initial required product inventory, as per product agreement, and working capital requirements for successful product rollout.

3.	CONFIDENTIALITY & NON-CIRCUMVENT. All knowledge and information of a proprietary and confidential nature relating to the Company which the Consultant obtains during the Consulting period, from the Company or the Company's employees, agents or consultants shall be for all purposes regarded and treated as strictly confidential for so long as such information remains proprietary and confidential and shall be held in trust by the Consultant solely for the Company's benefit and use and shall not be directly or indirectly disclosed by the Consultant to any person without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion. Consultant further agrees that no effort shall be made to circumvent the Company, this Agreement or the terms thereof in an effort to gain fees, commissions, remuneration, or considerations to the benefit of Consultant or to exclude the Company of such a benefit. Consultant further hereby agrees to keep completely confidential and to not disclose the names of any bank, lending institutions, corporations, individuals or groups of individuals, lenders or borrowers, buyers or sellers, vendors or suppliers, manufacturers, customers or any other third party introduced, located or identified by the Company or its associates. Such identity shall remain confidential and shall include, but not be limited to, any telephone numbers, facsimile numbers, postal addresses and email addresses, or any other pertinent information, etc. All of such information shall also be considered the trade secrets of the Company and shall not be disclosed without the express written consent of the Company, which consent may be withheld by the Company in its sole discretion.

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4.	INDEPENDENT CONTRACTOR STATUS. Consultant understands that since the Consultant is not an employee of the Company, the Company will not withhold income taxes or pay any employee taxes on its behalf nor will it receive any fringe benefits. The Consultant shall not have any authority to assume or create any obligations, express or implied, on behalf of the Company and shall have no authority to represent the Company as agent, employee or in any other capacity except as herein provided. The Consultant does hereby indemnify and hold harmless the Company from and against any and all claims, liabilities, demands, losses or expenses incurred by the Company if (1) the Consultant fails to pay any applicable income and/or employment taxes (including interest or penalties of whatever nature), in any amount, relating to the Consultant's rendering of consulting services to the Company, including any attorney's fees or costs to the prevailing party to enforce this indemnity or (2) Consultant takes any action or fails to take any action in accordance with the companies instructions. The Consultant shall be responsible for obtaining workers’ compensation insurance coverage and agrees to indemnify, defend and hold the Company harmless of and from any and all claims arising out of any injury, disability or death of the Consultant.

5.	REPRESENATIONS AND WARRANTS. For purposes of this Agreement and the Stock, the Consultant represents and warrants as follows:

a.	The Consultant (i) has adequate means of providing for the Consultant's current needs, (ii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, (iii) at the present time, can afford a complete loss of such investment, and (iv) is an "accredited investor" as defined in the Securities Act of 1933, as amended.

b.	The Consultant does not have a preexisting personal or business relationship with the Company or any of its directors or executive officers, or by reason of any business or financial experience or the business or financial experience of any professional advisors who are unaffiliated with and who are compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect the Consultant's interests in connection with the investment in the Company.

c.	The Consultant is aware that:

i.	The Shares are not transferable under this Agreement and applicable securities laws; and

ii.	The Articles of Incorporation and Bylaws of the Company contain provisions that limit or eliminate the personal liability of the officers, directors and agents of the Company and indemnify such parties for certain damages relating to the Company, including damages in connection with the Shares and the good-faith management and operation of the Company.

iii.	Any and all accepted products by the Company for sales/distribution are on best efforts basis.

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d.	The Consultant acknowledges that the shares, which are exchangeable for securities are not currently registered under any registration statement with the Securities and Exchange Commission (SEC) but will have piggy back registration rights on any and all registration statements filed with Company securities. This provision extends for 2 years beyond termination of this agreement.

e.	The Consultant has not been furnished any offering literature and has not been otherwise solicited by the Company.

f.	The Company and its officers, directors and agents have answered all inquiries that the Consultant has made of them concerning the Company or any other matters relating to the formation, operation and proposed operation of the Company and the offering and sale of the Shares.

g.	The Consultant, if a corporation, partnership, trust or other entity, is duly organized and in good standing in the state or country of its incorporation and is authorized and otherwise duly qualified to purchase and hold the Shares. Such entity has its principal place for business as set forth on the signature page hereof and has not been formed for the specific purpose of acquiring the Shares unless all of its equity owners qualify as accredited individual investors.

h.	All information that the Consultant has provided to the Company concerning the Consultant, the Consultant's financial position and the Consultant's knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is correct and complete as of the date set forth at the end hereof and may be relied upon, and if there should be any material adverse change in such information prior to this subscription being accepted, the Consultant will immediately provide the Company with such information.

i.	The Consultant certifies, under penalties of perjury (i) that the taxpayer identification number shown on the signature page of this Consulting Agreement is true, correct and complete, and (ii) that the Consultant is not subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified the Consultant that the Consultant is no longer subject to backup withholding.

j.	In rendering the services hereunder and in connection with the Shares, the Consultant agrees to comply with all applicable federal and state securities laws, the rules and regulations thereunder, the rules and regulations of any exchange or quotation service on which the Company's securities are listed and the rules and regulations of the National Association of Securities Dealers, Inc.

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6.	TERMINATION. Either party may terminate this Agreement at anytime with or without cause by giving thirty (30) days written notice to the other party. The Consultant cannot be terminated within the first thirty (30) days, however notice can be given during this term. Should the Consultant default in the performance of this Agreement or materially breach any of its provisions, the Company may, in its sole discretion, terminate this Agreement immediately upon written notice to the Consultant.

7.	NO THIRD PARTY RIGHTS. The parties warrant and represent that they are authorized to enter into this Agreement and that no third parties, other than the parties hereto, have any interest in any of the services or the Warrant contemplated hereby.

8.	ABSENCE OF WARRANTIES AND REPRESENTATIONS. Each party hereto acknowledges that they have signed this Agreement without having relied upon or being induced by any agreement, warranty or representation of fact or opinion of any person not expressly set forth herein. All representations and warranties of either party contained herein shall survive its signing and delivery.

9.	GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

10.	ATTORNEY'S FEES. In the event of any controversy, claim or dispute between the parties hereto, arising out of or in any manner relating to this Agreement, including an attempt to rescind or set aside, the prevailing party in any action brought to settle such controversy, claim or dispute shall be entitled to recover reasonable attorney's fees and costs.

11.	ARBITRATION. Any controversy between the parties regarding the construction or application of this Agreement, any claim arising out of this Agreement or its breach, shall be submitted to arbitration in Nassau County, NY before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, upon the written request of one party after service of that request on the other party. The cost of arbitration shall be borne by the losing party. The arbitrator is also authorized to award attorney's fees to the prevailing party.

12.	VALIDITY. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by the parties hereto by written amendment to preserve its validity.

13.	ON-DISCLOSURE OF TERMS. The terms of this Agreement shall be kept confidential, and no party, representative, attorney or family member shall reveal its contents to any third party except as required by law or as necessary to comply with law or preexisting contractual commitments.

14.	ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and cannot be altered or amended except by an amendment duly executed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and personal representatives of the parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the date first written above.

Chris Amandola	Name:___________________
President	Title:___________________
Millennium Medical Devices LLC	MedMart
Tax ID: 46-1625558

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EXHIBIT A

DESCRIPTION OF CONSULTING SERVICES

The Consultant agrees, to the extent reasonably required in the conduct of its business with the Company, to place at the disposal of the Company its judgment and experience and to provide business development services to the Company including, but not limited, to, the following:

•	Providing business development, enhancement and evaluation of medical devices and services
•	Schedule presentations, meetings and networking engagements, introductions and opportunities throughout the medical industry and community
•	Provide guided support in product growth and development initiatives
•	Provide immediate direct and/or indirect adequate financing and funding for product inventory and launches. No fees or compensation will be due unless this is provided specifically for each product accepted. There will be no exceptions.
•	Provide proposals for initial four products introduced for acceptance by the Company

CDx Diagnostics – Oral CDx

The patented and proprietary Oral Swab diagnostic platform consists of a unique tissue sampling method combined with computer-assisted laboratory tissue analysis which can identify precancerous epithelial cells that cannot be practically found by any other means. The Oral Swab provides the physician or dentist with its patented tissue sampling instruments that are used to painlessly and non-invasively obtain complete tissue samples from the epithelium of the mouth and throat in order to test for the presence of precancerous changes. The Oral Swab brush biopsy instrument for testing of the mouth is handheld.

All necessary FDA, EU and other regulatory approvals required to launch the Oral Swab product worldwide have already been obtained. Oral Swab testing provides life-saving potential benefits to the patient without increasing health-care costs. All Oral Swab laboratory tissue analysis procedures are reimbursed under existing, long-standing laboratory procedure billing codes and fee schedules, and, as such, are considered a covered benefit by virtually all government and private medical insurance.

Research and review (selection process) of the products, goods, and/or services provided by CDx that may be distributed by Millennium.

Research and review CDx distribution network, all facilities to include their distribution centers, warehouses, logistic companies, freight forwarders and manufacturers/vendors to ensure they comply with Millennium’s standards.

Negotiate terms and conditions along with distribution rights and exclusivity in the US.

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Negotiate price and cost of units for each of Millenniums facilities

Negotiate volume discounts, margins, along with cost of goods.

Negotiate purchase and sales minimums and requirements.

Provide immediate adequate financing and funding for product inventory and launches. No fees or compensation will be due unless this is provided specifically for each product accepted. There will be no exceptions.

Atossa Genetics – ForeCYTE

The ForeCYTE Breast Health Test provides a cytopathological approach for identifying breast cancer risk:

• Nipple Aspirate Fluid (NAF) collected with FDA-cleared, patented MASCT® non-invasive biopsy instrument

• Patented Lab Development Test (LDT) uses five biomarkers of hyperplasia and an additional marker of sample integrity to help evaluate NAF

• 99% of samples sent to the laboratory provide clinically useful results

• Rule out atypical hyperplasia at the gynecological visit

• Simple to collect using a non-invasive breast pump biospy device

Provide immediate adequate financing and funding for product inventory and launches. No fees or compensation will be due unless this is provided specifically for each product accepted. There will be no exceptions.

The ForeCYTE Breast Health Test provides women ages 18-73 objective and personalized information to improve their breast health, using a cellular diagnostic risk assessment tool. The ForeCYTE Breast Health Test uses no radiation and helps define the biology of breast cancer and hyperplasia.

Research and review (selection process) of the products, goods, and/or services provided by Atossa that may be distributed by Millennium.

Research and review Atossa distribution network, all facilities to include their distribution centers, warehouses, logistic companies, freight forwarders and manufacturers/vendors to ensure they comply with Millennium’s standards.

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Negotiate terms and conditions along with distribution rights and exclusivity in the US.

Negotiate price and cost of units for each of Millenniums facilities

Negotiate volume discounts, margins, along with cost of goods.

Negotiate purchase and sales minimums and requirements.

Provide immediate adequate financing and funding for product inventory and launches. No fees or compensation will be due unless this is provided specifically for each product accepted. There will be no exceptions.

Heart Smart - VasoScan

VasoScan is designed to analyze the Autonomic Nervous System (ANS) function, Stress and Peripheral Blood Circulation. It provides objective data to help assess disorders such as depression, anxiety, sleep disorders, poor concentration, mental/physical stress degree, chronic fatigue and blood circulation.

The VasoScan product provides; early detection of arterial wall elasticity and determination of biological arterial age in less than 5 minutes, easy to use, non-operator dependent software, monitors effectiveness of therapeutic intervention, monitors arterial wall response to lifestyle changes / reduction of cardiovascular risk factors, non-invasive – uses a LED/Photodiode finger probe sensor, FDA cleared, light weight and portable (1.5 lbs), user friendly, color printout data sheet and affordable pricing.

Research and review (selection process) of the products, goods, and/or services provided/distributed by Heart Samrt that may be distributed by Millennium.

Research and review Heart Samrt distribution network, all facilities to include their distribution centers, warehouses, logistic companies, freight forwarders and manufacturers/vendors to ensure they comply with Millennium’s standards.

Negotiate terms and conditions along with distribution rights and exclusivity in the US.

Negotiate price and cost of units for each of Millenniums facilities

Negotiate volume discounts, margins, along with cost of goods.

Negotiate purchase and sales minimums and requirements.

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Provide immediate adequate financing and funding for product inventory and launches. No fees or compensation will be due unless this is provided specifically for each product accepted. There will be no exceptions.

Soteria Medical - Soterogram

Soterogram ™, is a non-invasive patented and FDA approved device that aids and assists in the prediction and detection of arteriosclerosis and cardio vascular disease.

Three separate, disposable blood pressure cuffs, one for the upper arm, one for the inner thigh and one for the ankle are mounted on the patient. These separate and distinct blood pressure cuffs will obtain arterial readings as part of the Soterogram procedure.

The company’s proprietory software then will track and process unique identifying serial numbers that will be assigned to each and every cuff.

The entire Soterogram process, including the patented cuffs and proprietary software, will help the healthcare professional predict arteriosclerosis and cardio vascular disease thereby enabling preventative and/or early detection courses of treatment maximizing patient outcome.

Negotiate terms and conditions along with distribution rights and exclusivity in the US.

Negotiate price and cost of units for each of Millenniums facilities

Negotiate volume discounts, margins, along with cost of goods.

Negotiate purchase and sales minimums and requirements.

Provide immediate adequate financing and funding for product inventory and launches. No fees or compensation will be due unless this is provided specifically for each product accepted. There will be no exceptions.

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EXHIBIT B

PRODUCT PROPOSAL FORM

(SAMPLE)

Organization:

Product:

Producer:

Description:

We believe the aforementioned product is a viable product that could prove to be a very successful and profitable product for Millennium to be associated with. As such, we submit this proposal for your acceptance to pursue a formal agreement to distribute this product.

Organization

________________________________	_______________

By:_____________________________	Date

The proposed product is accepted. Upon fulfillment of the terms, conditions and requirements of the Consulting Agreement dated January 23rd, 2013 by and between the Organization and Millennium Medical Devices LLC, [*].

Agreed and Accepted:

Millennium Medical Devices LLC

________________________________	_______________
By:_____________________________	Date

The proposed product is NOT accepted. Millennium respectfully declines this product proposal and elects to have no further involvement with such product and shall have no commitments or liabilities whatsoever related to this product

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Respectfully Declined:

Millennium Medical Devices LLC

________________________________	_______________

By:_____________________________	Date

PRODUCT PROPOSAL FORM

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Organization: MedMart

Product: CDx Oral Biopsy Brush

Producer: CDx Diagnostics Inc.

Description: The patented and proprietary Oral Swab diagnostic platform consists of a unique tissue sampling method combined with computer-assisted laboratory tissue analysis which can identify precancerous epithelial cells that cannot be practically found by any other means. The Oral Swab provides the physician or dentist with its patented tissue sampling instruments that are used to painlessly and non-invasively obtain complete tissue samples from the epithelium of the mouth and throat in order to test for the presence of precancerous changes. The Oral Swab brush biopsy instrument for testing of the mouth is handheld.

All necessary FDA, EU and other regulatory approvals required to launch the Oral Swab product worldwide have already been obtained. Oral Swab testing provides life-saving potential benefits to the patient without increasing health-care costs. All Oral Swab laboratory tissue analysis procedures are reimbursed under existing, long-standing laboratory procedure billing codes and fee schedules, and, as such, are considered a covered benefit by virtually all government and private medical insurance.

We believe the aforementioned product is a viable product that could prove to be a very successful and profitable product for Millennium to be associated with. As such, we submit this proposal for your acceptance to pursue a formal agreement to distribute this product.

Organization

________________________________	_______________

By:_____________________________	Date

The proposed product is accepted. Upon fulfillment of the terms, conditions and requirements of the Consulting Agreement dated January 23rd, 2013 by and between the Organization and Millennium Medical Devices LLC, [*].

Agreed and Accepted:

Millennium Medical Devices LLC

________________________________	_______________
By:_____________________________	Date

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The proposed product is NOT accepted. Millennium respectfully declines this product proposal and elects to have no further involvement with such product and shall have no commitments or liabilities whatsoever related to this product

Respectfully Declined:

Millennium Medical Devices LLC

________________________________	_______________

By:_____________________________	Date

PRODUCT PROPOSAL FORM

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Organization: MedMart

Product: ForeCyte Breast Health Test

Producer: Atossa Genetics Inc.

Description: The ForeCYTE Breast Health Test provides a cytopathological approach for identifying breast cancer risk:

• Nipple Aspirate Fluid (NAF) collected with FDA-cleared, patented MASCT® non-invasive biopsy instrument

• Patented Lab Development Test (LDT) uses five biomarkers of hyperplasia and an additional marker of sample integrity to help evaluate NAF

• 99% of samples sent to the laboratory provide clinically useful results

• Rule out atypical hyperplasia at the gynecological visit

• Simple to collect using a non-invasive breast pump biospy device

The ForeCYTE Breast Health Test provides women ages 18-73 objective and personalized information to improve their breast health, using a cellular diagnostic risk assessment tool. The ForeCYTE Breast Health Test uses no radiation and helps define the biology of breast cancer and hyperplasia.

We believe the aforementioned product is a viable product that could prove to be a very successful and profitable product for Millennium to be associated with. As such, we submit this proposal for your acceptance to pursue a formal agreement to distribute this product.

Organization

________________________________	_______________

By:_____________________________	Date

The proposed product is accepted. Upon fulfillment of the terms, conditions and requirements of the Consulting Agreement dated January 23rd, 2013 by and between the Organization and Millennium Medical Devices LLC, [*].

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Agreed and Accepted:

Millennium Medical Devices LLC

________________________________	_______________

By:_____________________________	Date

The proposed product is NOT accepted. Millennium respectfully declines this product proposal and elects to have no further involvement with such product and shall have no commitments or liabilities whatsoever related to this product

Respectfully Declined:

Millennium Medical Devices LLC

________________________________	_______________

By:_____________________________	Date

PRODUCT PROPOSAL FORM

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Organization: MedMart

Product: VasoScan

Producer: VasoScan through Heart Smart

Description: VasoScan is designed to analyze the Autonomic Nervous System (ANS) function, Stress and Peripheral Blood Circulation. It provides objective data to help assess disorders such as depression, anxiety, sleep disorders, poor concentration, mental/physical stress degree, chronic fatigue and blood circulation.

The VasoScan product provides; early detection of arterial wall elasticity and determination of biological arterial age in less than 5 minutes, easy to use, non-operator dependent software, monitors effectiveness of therapeutic intervention, monitors arterial wall response to lifestyle changes / reduction of cardiovascular risk factors, non-invasive – uses a LED/Photodiode finger probe sensor, FDA cleared, light weight and portable (1.5 lbs), user friendly, color printout data sheet and affordable pricing.

We believe the aforementioned product is a viable product that could prove to be a very successful and profitable product for Millennium to be associated with. As such, we submit this proposal for your acceptance to pursue a formal agreement to distribute this product.

Organization

________________________________	_______________

By:_____________________________	Date

The proposed product is accepted. Upon fulfillment of the terms, conditions and requirements of the Consulting Agreement dated January 23rd, 2013 by and between the Organization and Millennium Medical Devices LLC, [*].

Agreed and Accepted:

Millennium Medical Devices LLC

________________________________	_______________

By:_____________________________	Date

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The proposed product is NOT accepted. Millennium respectfully declines this product proposal and elects to have no further involvement with such product and shall have no commitments or liabilities whatsoever related to this product

Respectfully Declined:

Millennium Medical Devices LLC

________________________________	_______________

By:_____________________________	Date

PRODUCT PROPOSAL FORM

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Organization: MedMart

Product: Soterogram

Producer: Soteria Medical LLC

Description: Soterogram ™, is a non-invasive patented and FDA approved device that aids and assists in the prediction and detection of arteriosclerosis and cardio vascular disease.

Three separate, disposable blood pressure cuffs, one for the upper arm, one for the inner thigh and one for the ankle are mounted on the patient. These separate and distinct blood pressure cuffs will obtain arterial readings as part of the Soterogram procedure.

The company’s proprietory software then will track and process unique identifying serial numbers that will be assigned to each and every cuff.

The entire Soterogram process, including the patented cuffs and proprietary software, will help the healthcare professional predict arteriosclerosis and cardio vascular disease thereby enabling preventative and/or early detection courses of treatment maximizing patient outcome.

We believe the aforementioned product is a viable product that could prove to be a very successful and profitable product for Millennium to be associated with. As such, we submit this proposal for your acceptance to pursue a formal agreement to distribute this product.

Organization

________________________________	_______________

By:_____________________________	Date

The proposed product is not accepted. Upon fulfillment of the terms, conditions and requirements of the Consulting Agreement dated January 23rd, 2013 by and between the Organization and Millennium Medical Devices LLC, [*].

Agreed and Accepted:

Millennium Medical Devices LLC

________________________________	_______________
By:_____________________________	Date

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The proposed product is NOT accepted. Millennium respectfully declines this product proposal and elects to have no further involvement with such product and shall have no commitments or liabilities whatsoever related to this product

Respectfully Declined:

Millennium Medical Devices LLC

________________________________	_______________

By:_____________________________	Date

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